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                               SCHAFER VALUE FUND
                      Supplement dated January 10, 1996 to
                       Prospectus dated February 1, 1995



On January 10, 1996, the Board of Directors of Schafer Value Fund, Inc. (the "Fund") approved a change in the name of the Fund to "Strong Schafer Value Fund, Inc." and certain changes in the administration of the Fund, including:

* the appointment of Strong Capital Management, Inc. ("Strong") as the Fund's transfer agent, shareholder servicing agent and fund accounting services agent in replacement of Firstar Trust Company. These changes will be implemented during a transition period and are expected to be effective no later than March 1, 1996.

* the appointment of Strong Funds Distributors, Inc., an affiliate of Strong, as the Fund's Distributor in replacement of Lazard Freres & Co. This change is expected to become effective immediately.

Strong is located in Milwaukee, Wisconsin and currently manages approximately $17 billion in equity and fixed income assets, including the Strong Family of Funds, a family of 30 diversified and non-diversified no-load mutual funds.

The Board of Directors of the Fund believes that these changes, when fully implemented, will result in higher service levels to the Fund's shareholders and the opportunity for the Fund's shareholders to participate in the benefits available to shareholders in the Stong Family of Funds, such as exchange privileges and 24-hour toll free telephone service.

These changes will in no way affect the current investment approach or philosophy outlined in the accompanying Prospectus. Schafer Capital Management, Inc. (the "Adviser"), through its sole portfolio manager and controlling person, David K. Schafer, will continue in its role as the Fund's investment manager which it has served since the Fund's inception.

On January 10, 1996, the Adviser entered into a letter of intent with Strong which provides for, among other things, the Adviser and Strong to negotiate agreements (i) designating Strong to assume responsibilities relating to the marketing of the Fund's shares and (ii) providing Strong the right to acquire, in the future, an interest in the Adviser subject to satisfaction of certain conditions, including applicable regulatory requirements. It is expected that Strong will immediately begin marketing the Fund as part of the Strong Family of Funds.